Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill
Goodwill

Note 9 - Goodwill

The movement of the goodwill for the years ended December 31, 2024, 2023 and 2022 is as follows:

Balance as of January 1, 2022	$385
Impairment of goodwill	—
Balance as of December 31, 2022	385
Impairment of goodwill	—
Balance as of December 31, 2023	385
Acquisition of Riches Holdings	11,963
Impairment of goodwill	—
Balance as of December 31, 2024	$12,348

The Company performed goodwill impairment test at the reporting unit level on an annual basis and between annual tests when an event occurs or circumstances change indicating the asset might be impaired.

The Company first assessed qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. For those reporting units where it is determined that it is more likely than not that their fair values are less than the units’ carrying amounts, the Company will perform the first step of a two-step quantitative goodwill impairment test. After performing the assessment, if the carrying amounts of the reporting units are higher than their fair values, the Company will perform the second step of the two-step quantitative goodwill impairment test.

In 2024, 2023 and 2022, the Company performed qualitative assessments for all reporting units. Based on the requirements of ASC 350-20-35-3C through ASC 350-20-35-3G, the Company evaluated all relevant factors, weighed all factors in their totality. As the financial performance of financial technology solutions and services reporting unit were below original expectations, fair value of these reporting units were indicated to be lower than its carrying value. For this reporting unit, where it was determined that it was more likely than not that its fair value was less than the units’ carrying amount after performing the qualitative assessment, as a result, the Company performed the two-step quantitative goodwill impairment test for this reporting unit.

For the two-step goodwill impairment test, the Company estimated the fair value with either income approach or asset approach for specific reporting unit components. With the income approach, the Company estimates the fair value of the reporting units using discounted cash flows. Forecasts of future cash flows are based on the best estimate of future net sales and operating expenses, based primarily on expected expansion, pricing, market share, and general economic conditions. Certain estimates of discounted cash flows involve businesses with limited financial history and developing revenue models. Changes in these forecasts could significantly change the amount of impairment recorded, if any. Asset based approach is used in evaluating the fair value of some specific components which is deemed as the most prudent approach due to the unpredictability of future cash flows.

The result of step one impairment test for the financial technology solutions and services reporting unit failed, with its determined fair value lower than the book value. The Company performed step two impairment test, applying the income approach, resulting an impairment loss of goodwill of $nil, $nil and $nil, being recorded for the years ended December 31, 2024, 2023 and 2022, respectively.